UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2022

Avista Public Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40720	95-1584818
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

65 East 55th Street 18th Floor New York, New York 10022 (Address of Principal Executive Offices, including zip code)

(212) 593-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	AHPAU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	AHPA	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AHPAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 14, 2022, Avista Public Acquisition Corp. II (the “Company”) issued an unsecured promissory note (the “Note”) in the amount of up to $750,000 to Avista Acquisition LP II (the “Sponsor”). The Note bears no interest and is repayable in full upon the earlier to occur of (i) the consummation of the Company’s initial business combination and (ii) the winding up of the Company. The Note also provides that all or any portion of the Note may be converted into a number of warrants, at a price of $1.50 per warrant, at the option of the Sponsor and at any time prior to payment in full of the outstanding principal amount of the Note. Such warrants would be identical to the private placement warrants issued to the Sponsor at the Company’s initial public offering.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit

10.1	Promissory Note, dated March 14, 2022, issued by Avista Public Acquisition Corp. II to Avista Acquisition LP II.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2022

AVISTA PUBLIC ACQUISITION CORP. II

By:	/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	General Counsel

[Signature Page to Current Report on Form 8-K (Working Capital Note)]